THE BAUPOST FUND

                               SEMI-ANNUAL REPORT

                                 April 28, 2000

                                   (Unaudited)
























This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.

                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                 April 28, 2000

                                   (Unaudited)



Contents:


     Management's Discussion of Performance.................................  1

     Statement of Assets and Liabilities as of April 28, 2000...............  5

     Statement of Operations for the period ended April 28, 2000............  6

     Statement of Changes in Net Assets for the periods ended April
         28, 2000 and October 31, 1999......................................  7

     Schedule of Investments as of April 28, 2000...........................  8

     Schedule of Forward Foreign Currency Contracts as of April 28, 2000.... 16

     Schedule of Securities Sold Short as of April 28, 2000................. 17

     Notes to Financial Statements.......................................... 18

     Financial Highlights................................................... 24

                                The Baupost Fund
                          44 Brattle Street, 5th Floor
                                P.O. Box 381288
                         Cambridge, Massachusetts 02238
                              Tel. (617) 497-6680
                               Fax (617) 868-3529


                                                            June 13, 2000



Dear Fund Shareholder,

     We are pleased to report a healthy gain of 10.28% for the six months ended April 28, 2000. This result was achieved amidst a volatile equity market environment where both growth and value managers experienced difficulty. Indeed, two of the most notable investors of the twentieth century effectively ended their investment careers this year after incurring substantial losses. Ironically, Julian Robertson's Tiger Fund closed its doors largely as a result of missing out on technology stocks in recent years, while Stanley Druckenmiller of the Soros organization quit as a result of losses experienced from his technology holdings. This bucking bronco of a market has made it hard for nearly all investors, regardless of approach, to hang on.

     The Baupost Fund, as you know, exists to accommodate the family members and friends of Baupost clients. It participates ratably in all of the investment ideas generated at Baupost which are consistent with legal guidelines applicable to the Fund and with the Fund's investment objective. The investment objective of the Fund is capital appreciation, with income as a secondary goal. The Fund seeks to achieve its objective by profiting from market inefficiencies using a value-oriented and, often, an event driven approach. We are not seeking to keep up with any particular market index or benchmark. Rather, we are attempting to achieve good risk-adjusted investment results over time through the successful implementation of our investment philosophy.

     We continue to believe strongly in a value investment approach, attempting to buy assets or businesses at a considerable discount to underlying value. Bargains exist because the financial markets are inefficient, yet many investors lack the requisite patience and discipline to take advantage of them. A value approach may outperform or underperform the overall market at various times because of changing investor sentiment, but we believe that a value philosophy never goes out of style. When sentiment towards undervalued sectors of the market is at its nadir, it is the best time to be buying value.

     As we sift through the market for opportunities, we come across many stocks that are overvalued and thus of no interest to the Fund. Undervalued stocks are of interest when several or all of the following criteria are met: if the undervaluation is substantial; if there is a catalyst to assist in the realization of that value; if the business value is stable and growing, not eroding; and if the company's management is able and properly incentivized.

         Our search for opportunity is conducted on a bottom-up, not top-down basis, seeking to reduce risk situation by situation as a result of in-depth fundamental analysis, a strict assessment of risk versus return, a value philosophy which attempts to create a margin of safety in each of our holdings, an event-driven focus, and ongoing monitoring of our positions to enable us to react to changing market conditions or fundamental developments. We may further attempt to reduce risk for the portfolio through appropriate diversification by asset class, geography and security type, through market hedges such as out-of-the-money put options, and by our willingness to hold cash when we are unable to identify compelling opportunities.

     Because investing is a highly competitive activity, we consider for each of our investments not only whether a security is undervalued but why it is undervalued. If the reason is that there are uninformed or emotional sellers, we become more comfortable. Conversely, we do not want to ever be in the situation of having less information than the party selling to us. In effect, we seek an edge in all of our investments, a reason to believe we will have the wind at our backs, not in our faces, as we seek good investment returns over time with limited risk. Situations analytically complex, or where there are forced, mechanical or panicked sellers, nicely fit this criterion.

     Since we cannot predict the future level of securities prices, we invest with the goal of performing well regardless of future market conditions. This cautious approach does not guarantee good results (witness 1998) and can cause significant market underperformance for fairly long periods of time. However, we believe that it will deliver strong results with limited risk over the long-run.

     Our recent performance and current portfolio positioning illustrate the application of our investment principles. The gain for the first six months of our current fiscal year was achieved throughout the portfolio, net of hedging costs and management fees. We were profitable in four of those months (and were only down 23 and 31 basis points in the other two months), and largely avoided the extreme market volatility experienced by many others over the same period. Table 1 below provides a breakdown of our holdings by geography and asset class.

                                     Table 1
                                     -------
       Portfolio Breakdown by Geography and Asset Class at April 28, 2000
       ------------------------------------------------------------------

       Cash                                                         4.6%
       U.S. Public Equities                                        61.9%
       Western Europe Public Equities                               9.5%
       Arbitrage or Spread Trades                                   9.3%
       Other Public Equities                                        3.4%
       Private Equities and Partnerships                            2.0%
       Performing and Non-Performing Debt                           5.2%
       Securities in Liquidation                                    2.9%
       Market Hedges and Other                                      1.2%
                                                                  ------
       Total                                                      100.0%
                                                                  ======

     Our current portfolio is broadly diversified with a concentration in undervalued U.S. equities, many with a partial or full catalyst for value realization. In the first four months of 2000, cash balances declined as a result of numerous new commitments. In particular, distressed debt holdings have increased of late. The discount on our equities from underlying or private market value frequently exceeds 50%, an indication of the compelling value opportunities available at this time. A very high percentage of our equity positions trade at single digit p/e multiples, at a healthy discount to tangible book value, or both.

     A recent Washington Post article recounted the tremendous core of investor optimism still prevalent in today's financial markets. In an April poll conducted by PaineWebber and the Gallup Organization, investors expected a 16.6% annual rate of return from stocks over the next ten years. The least experienced investors expected 20% returns. By contrast, one prominent investment firm, Grantham, Mayo, Van Otterloo & Co., uses an assessment of market valuation and historic returns to forecast a slightly negative real return from U.S. equities over the next decade. According to Yale economist Robert J. Shiller, today's high investor confidence is not a natural, steady state. It is a sign that the market is vulnerable to decline in coming years.

     We don't buy "the market". We invest in discrete situations, each individually compelling. Regardless of what the future brings, we believe we are well-positioned.

     Please let us know if you have any questions, comments or suggestions.



                                                       Very truly yours,

                                                       /s/ Seth A. Klarman
                                                       ------------------------
                                                       Seth A. Klarman
                                                       President

--------------------------------------------------------------------------------

Average Annual Total Returns (1)         1           5          Life of Fund
For Periods Ended 4/28/2000            Year         Year      (since 12/14/90)

The Baupost Fund                       9.94%       10.52%          12.68%

--------------------------------------------------------------------------------

Total return is an historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may be worth more or less than their original cost when redeemed. During some of the periods reported above, an expense cap was in place which had the effect of lowering the Fund's management fee and therefore enhanced the total return of the Fund.

--------------------------------------------------------------------------------
                   GROWTH OF AN ASSUMED $50,000 INVESTMENT(1)
                IN THE BAUPOST FUND FROM 12/14/90 THROUGH 4/28/00
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                 FUND             S&P
                                 ----             ---
              12/14/90        $50,000.00      $50,000.00
              04/30/91        $58,158.98      $58,161.73
              04/30/92        $63,692.31      $66,325.82
              04/30/93        $75,761.04      $72,448.88
              04/30/94        $85,933.03      $76,302.11
              04/30/95        $92,875.27      $89,627.93
              04/30/96       $105,059.48     $116,707.47
              04/30/97       $131,063.27     $146,040.47
              04/30/98       $170,436.34     $206,014.84
              04/30/99       $139,277.38     $250,971.95
              04/28/00       $153,115.97     $276,390.70


(1) Assumes reinvestment of all dividends.

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 April 28, 2000
                                   (Unaudited)

ASSETS:
        Investments in securities - at value                                       $ 100,016,720
             (cost $104,261,483)
        Cash                                                                           9,100,936
        Foreign cash (cost $227)                                                             215
        Receivable for investments sold                                                4,952,501
        Receivable for investments sold short                                          9,907,554
        Interest and dividends receivable                                                213,170
        Unrealized appreciation on forward foreign currency contracts                    335,124
        Unrealized appreciation on swaps                                               1,087,966
        Purchased interest                                                                46,230
        Other assets                                                                      21,170
                                                                                   -------------
                     Total Assets                                                    125,681,586


LIABILITIES:
        Payable for investments purchased                                              1,307,612
        Payable to The Baupost Group, L.L.C                                              363,063
        Other payables and accrued expenses                                              202,884
        Payable for Fund shares redeemed                                                  10,414
        Payable for securities sold short
             (proceeds $10,006,118)                                                    8,119,460
                                                                                   -------------
                     Total Liabilities                                                10,003,433
                                                                                   -------------
                                           NET ASSETS                              $ 115,678,153
                                                                                   =============

COMPOSITION OF NET ASSETS:
        Paid in capital                                                            $ 113,614,173
        Distributions in excess of net investment income                                (443,054)
        Accumulated net realized gain on investments
             and foreign currency transactions                                         3,370,314
        Net unrealized depreciation on investments
             and assets and liabilities in foreign currencies                           (863,280)
                                                                                   -------------
                                           NET ASSETS                              $ 115,678,153
                                                                                   =============

NET ASSET VALUE:
        Offering and redemption price per share
        ($115,678,153/8,333,896)                                                   $       13.88
                                                                                   =============

                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS

                         Six Months Ended April 28, 2000
                                   (Unaudited)

INVESTMENT INCOME:

     INCOME:
             Interest                                                     $     1,652,671
             Dividends (net of foreign withholding taxes of $15,527)              264,943
                                                                          ---------------
                            Total Income                                        1,917,614

     EXPENSES:
             Investment management fee                                            583,531
             Interest expense                                                     398,770
             Investment expenses                                                  317,497
             Equity swap contract expense                                         307,299
             Administrative fee                                                   145,883
             Custodian fees                                                        51,788
             Audit fees                                                            19,980
             Legal fees                                                            18,727
             Directors' fees                                                       17,640
             Transfer agent fees                                                   11,947
             Registration and filing fees                                          11,045
             Miscellaneous                                                         10,104
                                                                          ---------------
                            Total Expenses                                      1,894,211

                                  NET INVESTMENT INCOME                            23,403

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
             Net realized gain/(loss) on:
                  Investments and equity swap contracts                         3,774,213
                  Foreign currency transactions                                 1,124,680
                  Short sales                                                    (807,756)
                                                                          ---------------
                                                                                4,091,137
             Change in unrealized depreciation on:
                  Investments and equity swap contracts                         4,788,687
                  Foreign currency transactions                                   398,323
                  Short sales                                                   1,884,289
                                                                          ---------------
                                                                                7,071,299

                                  NET REALIZED AND UNREALIZED
                                    GAIN ON INVESTMENTS                        11,162,436
                                                                          ---------------
                                  NET INCREASE IN NET ASSETS
                                     RESULTING FROM OPERATIONS            $    11,185,839
                                                                          ===============

                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                           APRIL 28, 2000     OCTOBER 31, 1999
                                                                            -------------      -------------
                                                                             (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
     Net investment income                                                  $      23,403      $   1,423,388
     Net realized gain on investments and foreign
             currency transactions                                              4,091,137          5,876,232
     Change in unrealized depreciation on
             investments and foreign currency transactions                      7,071,299          3,607,340
                                                                            -------------      -------------
                  NET INCREASE IN NET ASSETS
                     RESULTING FROM OPERATIONS                                 11,185,839         10,906,960

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                                (2,952,563)        (2,901,043)
     From net realized gain on investments                                           --                 --
                                                                            -------------      -------------
                  TOTAL DISTRIBUTIONS                                          (2,952,563)        (2,901,043)

CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                          3,841,751         11,240,554
     Reinvestment of dividends                                                  2,769,217          2,801,021
     Cost of shares redeemed                                                  (23,064,875)       (32,151,611)
                                                                            -------------      -------------
                  NET DECREASE IN NET ASSETS
                     RESULTING FROM SHARE TRANSACTIONS                        (16,453,907)       (18,110,036)
                                                                            -------------      -------------
                  TOTAL DECREASE IN NET ASSETS                                 (8,220,631)       (10,104,119)

NET ASSETS AT BEGINNING OF PERIOD                                             123,898,784        134,002,903
                                                                            -------------      -------------
                  NET ASSETS AT END OF PERIOD
                  (including distributions in excess of net
                  investment income of ($443,054) and
                  undistributed net income of $2,486,106, respectively)     $ 115,678,153      $ 123,898,784
                                                                            =============      =============


OTHER INFORMATION:
     Shares sold                                                                  295,911            880,382
     Shares issued in reinvestment of dividends                                   215,671            224,441
     Shares redeemed                                                           (1,771,832)        (2,516,963)
                                                                            -------------      -------------
     Net decrease                                                              (1,260,250)        (1,412,140)
                                                                            =============      =============

                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 April 28, 2000
                                   (Unaudited)

   Number of
shares, units or
  face value                                                                                  Market Value
  ----------                                                                                  ------------
      COMMON STOCKS - 61.81%
      UNITED STATES  -  52.91%
                                  SAVINGS INSTITUTIONS - 8.55%

                        600       ALASKA PACIFIC BANCSHARES INC                               $       5,325
                    111,092       AMERICAN FINANCIAL HOLDINGS                                     1,402,537
                      1,700       BAY STATE BANCORP INC                                              31,875
                      6,500       EMPIRE FEDERAL BANCORP INC                                         73,125
                        110       FIDELITY BANKSHARES INC                                             1,732
                        900       FIRST FEDERAL OF OLATHE BANCORP INC                                11,250 *
                    476,400       HUDSON CITY BANCORP INC                                         7,086,450 ~
                     20,300       KLAMATH FIRST BANCORP INC                                         203,000
                      2,300       LIBERTY BANCORP INC                                                15,525
                      1,949       MID-CENTRAL FINANCIAL CORPORATION                                  44,827
                     44,000       PORT FINANCIAL CORPORATION                                        489,500 *
                     21,700       SOUND FEDERAL BANCORP                                             185,806
                     15,900       WEST ESSEX BANCORP INC.                                           143,100
                      4,600       WILLOW GROVE BANCORP INC                                           42,550
                     15,500       WORONOCO BANCORP INC                                              156,938
                                                                                              -------------
                                                                                                  9,893,540
                                  REAL ESTATE INVESTING - 6.53%

                    938,000       REGENCY EQUITIES CORPORATION                                       46,900 *
                    137,500       SECURITY CAPITAL US REALTY ADR                                  2,182,813 *
                      3,784       SECURITY CAPITAL GROUP INC - CLASS A                            2,800,160 *
                    130,050       SECURITY CAPITAL GROUP INC - CLASS B                            1,950,750 *
                     35,800       SECURITY CAPITAL US REALTY                                        562,060 *
                                                                                              -------------
                                                                                                  7,542,683
                                  APARTMENT BUILDING OPERATORS - 5.12%

                    274,900       LNR PROPERTY CORPORATION                                        5,927,531

                                  CHEMICALS - 4.83%

                     47,600       CHEMFIRST INC                                                     922,250
                    168,100       OCTEL CORPORATION                                               1,565,431 *
                    227,200       SOLUTIA INC                                                     3,095,600
                                                                                              -------------
                                                                                                  5,583,281
                                  COMPUTER PERIPHERAL EQUIPMENT - 4.61%

                    105,000       SEAGATE TECHNOLOGY INC                                          5,335,312 *

                                  PACKAGING - PAPER & LAMINATED - 4.21%

                    594,500       PACTIV CORPORATION                                              4,867,469 *~

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 April 28, 2000
                                   (Unaudited)

   Number of
shares, units or
  face value                                                                                  Market Value
  ----------                                                                                  ------------
                                  BOAT BUILDING & REPAIRING - 2.36%

                    142,200       BRUNSWICK CORPORATION                                       $   2,728,463

                                  PASSENGER TRANSPORT - 2.04%

                    101,900       GALILEO INTERNATIONAL INC                                       2,356,438

                                  REAL ESTATE INVESTMENT TRUST - 1.90%

                      3,500       JDN REALTY CORPORATION                                             33,906
                    550,450       VENTAS INC                                                      2,167,397 *
                                                                                              -------------
                                                                                                  2,201,303
                                  MISCELLANEOUS PUBLISHING - 1.64%

                     50,900       HARCOURT GENERAL INC                                            1,902,388

                                  LIFE INSURANCE - 1.52%

                     56,800       MONY GROUP INC                                                  1,757,250

                                  DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 1.40%

                    165,500       OGDEN CORPORATION                                               1,623,969

                                  SCHOOLS & EDUCATION SERVICES - 1.23%

                     94,500       SYLVAN LEARNING SYSTEMS INC                                     1,423,406 *

                                  MOTOR VEHICLE PARTS & ACCESSORIES - 1.16%

                    150,600       TENNECO AUTOMOTIVE INC                                          1,336,575

                                  CONSTRUCTION  SERVICES - 1.01%

                    109,100       WALTER INDUSTRIES INC                                           1,166,006

                                  COMMUNICATION SERVICES - 0.80%

                     17,432       UNITEDGLOBALCOM INC                                               926,075

                                  BIOPHARMACEUTICAL RESEARCH - 0.70%

                     27,700       NEUROGEN CORPORATION                                              810,225 *

                                  FOREIGN TRADE & INTERNATIONAL BANKS - 0.55%

                     82,100       MFC BANCORP                                                       636,275 *

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 April 28, 2000
                                   (Unaudited)

   Number of
shares, units or
  face value                                                                                  Market Value
  ----------                                                                                  ------------
                                  MISCELLANEOUS - 2.75%

                      8,666       3COM CORPORATION                                            $     341,763 *
                    123,800       CALIFORNIA FEDERAL BANK - CONTINGENT LITIGATION
                                  RECOVERY PARTICIPATION INTERESTS                                  185,700 *
                     89,600       CALIFORNIA FEDERAL BANK - SECONDARY CONTINGENT
                                  LITIGATION RECOVERY PARTICIPATION INTERESTS                        95,200 *
                     69,600       COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS
                                  TRUST                                                              91,350 *
                     57,198       GENTIVA HEALTH SERVICES                                           496,908 *
                     97,400       GLOBAL-TECH APPLIANCES INC                                        499,175 *
                     44,300       HOMESTEAD VILLAGE INC                                             143,975 *
                     14,600       IHOP CORPORATION                                                  237,250
                     56,200       IVEX PACKAGING CORPORATION                                        505,800 *
                      2,000       LANDMARK LAND COMPANY INC                                           2,000 *
                     27,600       OMEGA WORLDWIDE                                                   134,550 *
                     40,100       THERMEDICS INC                                                    330,825 *
                     10,600       WABTEC CORPORATION                                                119,912
                        100       WYNDHAM INTERNATIONAL INC                                             206
                                                                                              -------------
                                                                                                 3,184,614

                                  TOTAL COMMON STOCKS - UNITED STATES                         $  61,202,803
                                  (Total Cost $61,856,414)                                    =============

      FRANCE - 3.12%

                                  TEXTILES - 2.86%

                     61,500       CHARGEURS SA                                                $   3,308,864

                                  HOLDING COMPANIES - 0.26%

                        687       SOCIETE EURAFRANCE SA                                             300,711
                                                                                              -------------
                                  TOTAL COMMON STOCKS - FRANCE                                $   3,609,575
                                  (Total Cost $3,186,424)                                     =============

      THE NETHERLANDS  - 1.28%

                                  TOWING AND TUGBOAT SERVICES - 1.28%

                     67,841       SMIT INTERNATIONALE NV                                      $   1,484,756
                                                                                              -------------
                                  TOTAL COMMON STOCKS - THE NETHERLANDS                       $   1,484,756
                                  (Total Cost $1,689,858)                                     =============

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 April 28, 2000
                                   (Unaudited)

   Number of
shares, units or
  face value                                                                                  Market Value
  ----------                                                                                  ------------
      SWEDEN - 1.24%

                                  AIRCRAFT & AEROSPACE - 1.24%

                    175,100       SAAB AB - B                                                 $   1,434,972
                                                                                              -------------
                                  TOTAL COMMON STOCKS - SWEDEN                                $   1,434,972
                                  (Total Cost $1,364,871)                                     =============

      GERMANY - 0.96%

                                  CHEMICALS - 0.91%

                     78,800       K+S AG                                                      $   1,049,134

                                  INDUSTRIAL MACHINERY - 0.05%

                      3,168       AGIV AG                                                            59,223
                                                                                              -------------
                                  TOTAL COMMON STOCKS - GERMANY                               $   1,108,357
                                  (Total Cost $1,185,790)                                     =============

      RUSSIA - 0.86%
                                  ELECTRIC UTILITIES - 0.56%

                  1,536,200       KRASNOYARSKENERGO                                           $      62,984 *
                    358,110       SAMARAENERGO SPONSORED ADR                                        589,091
                                                                                              -------------
                                                                                                    652,075

                                  OIL & GAS - 0.30%

                     24,600       SURGUTNEFTEGAZ PREFERRED SPONSORED  ADR                           347,475
                                                                                              -------------
                                  TOTAL COMMON STOCKS - RUSSIA                                $     999,550
                                  (Total Cost $111,783)                                       =============

      BRAZIL - 0.65%

                                  TELEPHONE COMMUNICATIONS - 0.65%

                  1,982,000       TELEMIG CELULAR SA PREFERENCE C                             $      50,455 *
                  6,458,900       TELEPAR CELULAR SA COMMON                                         564,752
                  8,468,000       TELERJ CELULAR SA COMMON                                          132,620
                                                                                              -------------

                                  TOTAL COMMON STOCKS - BRAZIL                                $     747,827
                                  (Total Cost $687,396)                                       =============

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 April 28, 2000
                                   (Unaudited)

   Number of
shares, units or
  face value                                                                                  Market Value
  ----------                                                                                  ------------
      NORWAY - 0.45%

                                  HOTELS & MOTELS - 0.45%

                    207,500       CHOICE HOTELS SCANDINAVIA ASA                               $     521,928
                                                                                              -------------
                                  TOTAL COMMON STOCKS - NORWAY                                $     521,928
                                  (Total Cost $514,297)                                       =============

      UNITED KINGDOM - 0.30%

                                  OIL & GAS - 0.30%

                  1,146,308       BURREN ENERGY PLC                                           $     343,892 *+
                                                                                              -------------
                                  TOTAL COMMON STOCKS - UNITED KINGDOM                        $     343,892
                                  (Total Cost $905,308)                                       =============

      BAHAMAS - 0.04%

                                  CRUDE PETROLEUM - 0.04%

                    170,430       BASIC PETROLEUM INTERNATIONAL LTD UNIT TRUST                $      42,608
                                                                                              -------------
                                  TOTAL COMMON STOCKS - BAHAMAS                               $      42,608
                                  (Total Cost $175,032)                                       =============

                                  TOTAL COMMON STOCKS                                         $  71,496,268
                                  (Total Cost $71,677,173)                                    =============

      Corporate Bonds - 4.37%

                     55,870       BURREN ENERGY PLC 15.00% CONVERTIBLE LOAN NOTES
                                  7/30/2001                                                   $      55,870 +
                    125,000       JDN REALTY CORPORATION 6.80% 8/01/2004                             91,250
                    205,000       JDN REALTY CORPORATION 6.95% 8/01/2007                            143,500
                     65,000       OMEGA HEALTHCARE INVESTORS 6.95% 6/15/2002                         42,900
                    335,000       OMEGA HEALTHCARE INVESTORS 6.95% 8/01/2007                        201,000
                     11,000       PIEDMONT MANAGEMENT CONTINGENT INTEREST NOTES 8.00%
                                  6/30/2006                                                           9,043 +
                    740,000       SERVICE CORPORATION INTERNATIONAL 7.375% 4/15/2004                451,400
                  2,000,000       SERVICE CORPORATION INTERNATIONAL 7.20% 6/01/2006               1,170,000
                     45,000       SERVICE CORPORATION INTERNATIONAL 6.875% 10/01/2007                26,100
                  1,975,000       SERVICE CORPORATION INTERNATIONAL 6.50% 3/15/2008               1,096,125
                  2,670,000       SERVICE CORPORATION INTERNATIONAL 7.70% 4/15/2009               1,521,900
                 12,511,100       STRUCTURED ASSET SECURITIES CORP 1996-CFL CLASS X2 FRN
                                  2/25/2028                                                         246,312
                                                                                              -------------
                                  TOTAL CORPORATE BONDS                                       $   5,055,400
                                  (Total Cost $4,876,498)                                     =============

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 April 28, 2000
                                   (Unaudited)

   Number of
shares, units or
  face value                                                                                  Market Value
  ----------                                                                                  ------------
      COMPANIES IN LIQUIDATION - 1.64%

                      3,150       EHLCO LIQUIDATING TRUST                                     $         315 *+
DEM              15,000,000       MAXWELL COMMUNICATIONS CORPORATION PLC 6.00%
                                  6/15/1993                                                         244,778 *
CHF               5,500,000       MAXWELL COMMUNICATIONS CORPORATION PLC 5.00%
                                  6/16/1995                                                         112,199 *
                    836,059       MBO PROPERTIES INC                                                209,015 *^
                    272,500       TLC-LC INC                                                        803,875 *+
                    589,981       TRUSTOR AB - B                                                    526,550 *
                                                                                              -------------
                                  TOTAL COMPANIES IN LIQUIDATION                              $   1,896,732
                                  (Total Cost $360,248)                                       =============

      PARTNERSHIPS - 1.16%

                                  EMERGING EUROPE FUND FOR SUSTAINABLE DEV LP                 $     435,806 +
                                  NCH INVESTORS FUND LP                                              62,475 +
                                  NEW CENTURY CAPITAL PARTNERS II LP                                351,233 +
                                  SIGMA/UKRAINE LP                                                  175,946 +
                                  SIGMA/UKRAINE CLASS C LP                                          101,166 +
                                  THE EMERGING EUROPE FUND II LP                                     64,421 +
                                  UKRAINIAN GROWTH FUND II LP                                       153,000 +
                                                                                              -------------
                                  TOTAL PARTNERSHIPS                                          $   1,344,047
                                  (Total Cost $3,273,054)                                     =============

      CLOSED - END INVESTMENT COMPANIES - 1.04%

                    183,969       JUPITER NARODOWY FUNDUSZ INVESTCYJNY SA                     $     228,367 *
                    282,000       KAZAKHSTAN FUND LIMITED                                           246,750 *
                     45,782       NIF II                                                             27,852 *
                     45,782       NIF VII                                                            24,064 *
                    237,192       NIF VIII                                                          323,612 *
                     45,443       NIF X                                                              25,816 *
                     45,782       NIF XII                                                            22,220 *
                    296,557       NIF XIII                                                          204,293 *
                    122,099       NIF XIV                                                           100,498 *
                                                                                              -------------
                                  TOTAL CLOSED - END INVESTMENT COMPANIES                     $   1,203,472
                                  (Total Cost $3,558,838)                                     =============

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 April 28, 2000
                                   (Unaudited)

   Number of
shares, units or
  face value                                                                                  Market Value
  ----------                                                                                  ------------
      OPTIONS - 0.96%

                        127       GENERAL ELECTRIC COMPANY 135.00 PUT  6/17/2000              $      24,606
                        569       GOLD 550 CALLS  4/05/2001                                          13,644
                        569       GOLD 550 CALLS  4/09/2001                                          14,213
                        500       GOLD 450 CALLS  4/19/2001                                          28,000
                        563       GOLD 550 CALLS  7/19/2001                                          28,713
JPY             408,000,000       JAPANESE GOVERNMENT BOND - 210 98.00 PUT 5/08/0000                    377
JPY           1,225,500,000       JAPANESE GOVERNMENT BOND - 210 96.00 PUT 5/18/2000                  1,133
                        149       LUCENT TECHNOLOGIES INC 40.00 PUT  7/22/2000                        4,656
                        123       LUCENT TECHNOLOGIES INC 50.00 PUT  7/22/2000                       15,375
                        127       PALM INC 50.00 PUT 11/18/2000                                     368,300
                     56,450       RJR STUB CALLS 5.22 5/01/2000                                           0
                        113       S&P 500 INDEX 1133.52 PUT  6/16/2000                               20,340
                        110       S&P 500 INDEX 1168.44 PUT  6/27/2000                               38,658
                         30       S&P 500 INDEX 1173.52 PUT  7/14/2000                               13,500
                         30       S&P 500 INDEX 1246.87 PUT  7/14/2000                               25,500
                         26       S&P 500 INDEX 1167.20 PUT  7/19/2000                               11,960
                         26       S&P 500 INDEX 1240.15 PUT  7/19/2000                               22,360
                         53       S&P 500 INDEX 1123.36 PUT  8/01/2000                               24,696
                         79       S&P 500 INDEX 1134.56 PUT  8/02/2000                               37,130
                         26       S&P 500 INDEX 1144.80 PUT  8/04/2000                               12,740
                         26       S&P 500 INDEX 1216.35 PUT  8/04/2000                               23,920
                        115       S&P 500 INDEX 1163.68 PUT  8/28/2000                              107,060
                         53       S&P 500 INDEX 1124.40 PUT  9/06/2000                               37,630
                         73       S&P 500 INDEX 1173.20 PUT  9/21/2000                               82,547
                         86       S&P 500 INDEX 1163.68 PUT  10/30/2000                             141,557
                     21,400       TELEGLOBE INC 30.00 PUT 6/16/2000                                   4,049
                     21,400       TELEGLOBE INC 32.00 PUT 6/16/2000                                   8,821
SEK              (5,370,929)      TRUSTOR AB REDEMPTION SHARE 6.30 PUT 10/31/2000                         0
                                                                                              -------------
                                  TOTAL OPTIONS                                               $   1,111,485
                                  (Total Cost $2,393,379)                                     =============

      WARRANTS - 0.84%

                    951,000       GOLDEN STATE BANCORP LITIGATION WARRANTS 12.00
                                  1/01/2010                                                   $     980,719
                     55,870       BURREN ENERGY PLC WARRANTS 0.30 4/30/2003                               0   +
                                                                                              -------------
                                  TOTAL WARRANTS                                              $     980,719
                                  (Total Cost $1,827,438)                                     =============

      PURCHASED BANK DEBT & Trade Claims - 0.97%

                  2,453,801       MAXWELL BANK DEBT (BAKER NYE)                               $      86,245 *+
                  5,000,000       MAXWELL COMMUNICATIONS BERLITZ OBLIGATIONS                        175,000 *+
                    167,868       MAXWELL REVOLVER BANK DEBT (FIRST CHICAGO)                          5,948 *+
                    396,015       MAXWELL REVOLVER BANK DEBT (HALCYON II)                            14,031 *+
                    943,496       MAXWELL REVOLVER BANK DEBT (HALCYON)                               33,539 *+

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 April 28, 2000
                                   (Unaudited)

   Number of
shares, units or
  face value                                                                                  Market Value
  ----------                                                                                  ------------
                    875,543       MAXWELL REVOLVER BANK DEBT (LAZARD FRERES/C)                $      30,999 *+
                    264,059       MAXWELL REVOLVER BANK DEBT (MERRILL LYNCH)                          9,355 *+
                    823,981       MAXWELL REVOLVER BANK DEBT (SAN PAOLO)                             29,279 *+
                  1,015,000       MAXWELL REVOLVER BANK DEBT (TCC)                                   36,052 *+
                    579,133       MAXWELL TERM BANK DEBT (FIRST CHICAGO)                             20,270 *+
                    702,221       MAXWELL TERM BANK DEBT (HALCYON II)                                24,578 *+
                  1,678,704       MAXWELL TERM BANK DEBT (HALCYON)                                   58,755 *+
                    426,846       MAXWELL TERM BANK DEBT (LAZARD FRERES/C)                           14,940 *+
                    468,269       MAXWELL TERM BANK DEBT (MERRILL LYNCH)                             16,389 *+
                    325,093       MAXWELL TERM BANK DEBT (SAN PAOLO)                                 11,378 *+
                  1,806,952       MAXWELL TERM BANK DEBT (TCC)                                       63,243 *+
                    170,000       SAFETY-KLEEN REVOLVER                                              71,400 *+
                    385,000       SAFETY-KLEEN TERM LOAN A                                          169,400 *+
                    296,159       SAFETY-KLEEN TERM LOAN B                                          130,310 *+
                    296,159       SAFETY-KLEEN TERM LOAN C                                    $     130,310 *+
                                                                                              -------------
                                  TOTAL PURCHASED BANK DEBT & Trade Claims                    $   1,131,421
                                  (Total Cost $495,133)                                       =============

      TREASURY OBLIGATIONS - 13.67%

                  5,000,000       US TREASURY BILLS 7/13/2000                                 $   4,940,466   ~
                 11,000,000       US TREASURY BILLS 7/20/2000                                    10,856,710   ~
                                                                                              -------------
                                  TOTAL TREASURY OBLIGATIONS                                  $  15,797,176
                                  (Total Cost $15,799,722)                                    =============


                                  TOTAL INVESTMENTS - 86.46%                                  $ 100,016,720
                                  (Total Cost $104,261,483)                                   =============


                                *  Non-income producing security.
                                +  Restricted securities - See note C.
                                ^  Affiliated Company.
                                ~  A portion of the security is serving as collateral or is segregated for securities sold short.


                                   Foreign Currency Abbreviations
                                   ------------------------------
                              CHF  Swiss Franc
                              DEM  German Deutschemark
                              JPY  Japanese Yen

                                  The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.

                                THE BAUPOST FUND
                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                                 April 28, 2000
                                   (Unaudited)

                                                                                                   MARKET         UNREALIZED
                 CONTRACTS TO SELL                                                                  VALUE         GAIN/(LOSS)
                                                                                                    -----         -----------
         BPS               1,352,700       BRITISH POUND STERLING DUE 5/10/2000                $   2,100,134     $      78,627
                                           (Receivable Amount $2,178,761)

         BPS                 275,893       BRITISH POUND STERLING DUE 6/16/2000                      428,459            14,261
                                           (Receivable Amount $442,720)

         CAD               2,764,666       CANADIAN DOLLAR DUE 6/09/2000                           1,867,980            36,704
                                           (Receivable Amount $1,904,684)

         CSK               3,149,100       CZECH KORUNA DUE 06/01/2000                                78,828             9,332
                                           (Receivable Amount $88,160)

         CSK               9,747,000       CZECH KORUNA DUE 07/12/2000                               244,478            26,197
                                           (Receivable Amount $270,675)

         EUR               4,856,295       EUROPEAN CURRENCY UNIT DUE 7/31/2000                    4,443,219            71,096
                                           (Receivable Amount $4,514,315)

         NOK               3,050,250       NORWEGIAN KRONE DUE 7/25/2000                             341,223            11,742
                                           (Receivable Amount $352,965)

         PLN               3,590,024       POLISH ZLOTY DUE 7/10/2000                                786,651            47,743
                                           (Receivable Amount $834,394)

         SEK              54,197,193       SWEDISH KRONA DUE 6/07/2000                             6,087,986           166,982
                                           (Receivable Amount $6,254,968)                      -------------     -------------

                                           TOTAL CONTRACTS TO SELL                             $  16,378,958           462,684
                                           (Receivable Amount $16,841,642)                     =============     -------------

                 CONTRACTS TO BUY

         BPS               1,352,700       BRITISH POUND STERLING DUE 5/10/2000                $   2,100,134     $     (79,323)
                                           (Payable Amount $2,179,457)

         BPS                 275,893       BRITISH POUND STERLING DUE 6/16/2000                      428,459            (6,593)
                                           (Payable Amount $435,052)

         CAD               2,142,666       CANADIAN DOLLAR DUE 6/09/2000                           1,447,718            (7,456)
                                           (Payable Amount $1,455,174)

         CSK               3,149,100       CZECH KORUNA DUE 06/01/2000                                78,829            (9,505)
                                           (Payable Amount $88,334)

         CSK               9,747,000       CZECH KORUNA DUE 07/12/2000                               244,478           (24,683)
                                           (Payable Amount $269,161)                           -------------     -------------

                                           TOTAL CONTRACTS TO BUY                              $   4,299,618          (127,560)
                                           (Payable Amount $4,427,178)                         =============     -------------

                                                                                                                 $     335,124
                                                                                                                 =============

                       See notes to financial statements.

                                THE BAUPOST FUND
                        SCHEDULE OF SECURITIES SOLD SHORT
                                 April 28, 2000
                                   (Unaudited)

      Par Value
      or Shares                                                                                              Market Value
      ---------                                                                                              ------------
COMMON STOCK - 6.09%

                3,100       ASSICURAZIONI GENERALI                                                          $       88,483
                4,700       JDN REALTY CORPORATION                                                                  45,531
                6,225       NORTEL NETWORKS CORPORATION                                                            704,981
                  300       PALM INC                                                                                 8,175
                1,200       TELEGLOBE INC                                                                           30,004
                5,940       THERMO ELECTRON CORPORATION                                                            115,088
               47,824       VERITAS SOFTWARE CORPORATION                                                         5,129,871
               15,508       UNITED PAN-EUROPE COMMUNICATIONS NV                                                    566,100
                9,905       UNITED PAN-EUROPE COMMUNICATIONS NV ADR                                                362,152
                                                                                                            --------------
                            TOTAL COMMON STOCK SOLD SHORT                                                   $    7,050,385
                            (Total Proceeds $8,843,109)                                                     ==============

CORPORATE BONDS - 0.92%

           $1,055,000       TENNECO AUTOMOTIVE INC 11.625% 10/15/2009                                       $    1,060,275
                                                                                                            --------------
                            TOTAL CORPORATE BONDS SOLD SHORT                                                $    1,060,275
                            (Total Proceeds $1,067,738)                                                     ==============

OPTIONS - 0.01%

                   64       PALM INC 50.00 CALL 11/18/2000                                                  $        8,800
                                                                                                            --------------
                            TOTAL OPTIONS SOLD SHORT                                                        $        8,800
                            (Total Proceeds $95,271)                                                        ==============

                            TOTAL SECURITIES SOLD SHORT                                                     $    8,119,460
                            (Total Proceeds $10,006,118)                                                    ==============


                            The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 28, 2000
                                   (UNAUDITED)


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the "Fund") was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities (other than certain foreign securities), options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sale price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration), the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the ask price instead of the bid price. Securities traded in foreign markets are valued at their current market value, which, depending on local custom, may or may not be the last quoted sale price (or the closing bid price).

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in some cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, L.L.C. ("Baupost") in accordance with procedures adopted by the Trustees of the Fund.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the valuation date. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. For financial statement purposes, gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses, and gains and losses attributable to foreign exchange rate movements on income and expenses are recorded as foreign currency transaction

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 28, 2000
                                   (UNAUDITED)

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign exchange rates is not separately disclosed.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date, except income on certain foreign dividends, where the ex-dividend date may have passed, is recorded as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received, in which case interest is recorded when received.

SECURITIES SOLD SHORT: The Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at the then current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short exposure.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

FUTURES CONTRACTS: The Fund may enter into index futures contracts for non-hedging purposes and in order to hedge against the effects of fluctuations in market conditions. The potential risk to the Fund is that the change in value of the futures contracts may not correspond to the change in value of the securities held by the Fund in those markets. In addition, for non-listed futures contracts, losses may arise if there is an illiquid secondary market for the contracts or if the counterparty to the contracts is unable to perform. At the time the Fund enters into a futures contract, it is required to deposit with its broker cash or U.S. government securities as collateral, calculated on a per contract basis. Subsequent payments to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. Daily adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses. When the contracts are closed, the Fund recognizes a gain or loss. At April 28, 2000, the Fund had no open positions in futures contracts.

EQUITY SWAP CONTRACTS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 28, 2000
                                   (UNAUDITED)

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other. At the time the Fund enters into an equity swap contract, it may be required to deposit collateral, cash or Treasury bills with its broker.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. The loss incurred by the failure of a counterparty could include the collateral, in certain circumstances, if there is no required segregation of cash collateral from other assets. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.

The Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contract is recorded as swap interest income or expense. The fluctuation in the market value of the underlying security is recorded as unrealized appreciation or depreciation on investments. When the contracts are closed, the Fund recognizes a gain or loss. Premium payments made to enter into a swap contract, if any, are capitalized and amortized over the life of the swap contract.

At April 28, 2000, the Fund had outstanding equity swap contracts with the following terms:

  SWAP                  NOTIONAL AMT.        TERMINATION     UNDERLYING                           PAYMENTS BY/
COUNTERPARTY            LONG/(SHORT)            DATE           SHARES      UNDERLYING EQUITY      (RECEIPTS TO) THE FUND
------------            ------------            ----           ------      -----------------      ----------------------

Warburg Dillon Read     $ 14,371,655         09/30/2000       121,500     BCE Inc                 One Week LIBOR
                                                                                                  Plus .375% on Notional

Warburg Dillon Read      (11,709,805)        09/30/2000       (94,748)    Nortel Networks         (One Week LIBOR
                                                                          Corporation             Less .375% on Notional)

Warburg Dillon Read       (2,567,485)        12/31/2010     (202,588)     Telecom Italia Mobile   (One Week LIBOR
                                                                          SpA                     Less 1.375% on Notional)


Warburg Dillon Read        2,521,546         12/31/2010       496,400     Telecom Italia Mobile   One Week LIBOR
                                                                          SpA Savings             Plus .50% on Notional


Warburg Dillon Read       (2,538,523)        12/31/2010     (180,408)     Telecom Italia SpA      (One Week LIBOR
                                                                                                  Less 1.375% on Notional)

Warburg Dillon Read        4,369,184         12/31/2010       714,408     Telecom Italia SpA      One Week LIBOR
                                                                          Savings                 Plus .50% on Notional

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 28, 2000
                                   (UNAUDITED)

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amounts owed to the Fund under each such repurchase agreement.

OPTIONS: The Fund may either write or purchase call and put options for both hedging and non-hedging activities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Also, for non-listed options, the Fund bears the risk of loss of premium and market value should the counterparty not perform under the contract. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is not subject to federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the six months ended April 28, 2000, there were reclassifications between undistributed net investment income, accumulated net realized gain on investments and paid in capital due to differences between book and tax accounting for passive foreign investment companies, foreign currency transactions, market discount on bonds and shareholder distributions. This change had no effect on net assets nor on net asset value per share. For federal income tax purposes, the Fund had a capital loss carryforward of $582,500 from tax year 1998. The carryforward may be applied against any net taxable realized gains of the current year and succeeding years until the earlier of its utilization or expiration on October 31, 2006. The Fund utilizes earnings and profits distributed to shareholders upon redemption of shares as a part of the dividends paid deduction for income tax purposes.

NOTE B - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 28, 2000 aggregated $138,972,000 and $148,663,000, respectively.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 28, 2000
                                   (UNAUDITED)

NOTE B - INVESTMENT TRANSACTIONS - CONTINUED

For federal income tax purposes, the identified cost of investments at April 28, 2000 was $104,507,755. Unrealized appreciation/(depreciation), on a federal income tax basis, for all securities was as follows:

                                                           Six Months Ended
                                                            April 28, 2000
                                                            --------------
Gross unrealized appreciation                                $ 10,284,193
Gross unrealized depreciation                                ( 14,775,228)
                                                             -------------
Net unrealized depreciation                                  ($ 4,491,035)
                                                             =============
NOTE C - RESTRICTED SECURITIES

At April 28, 2000, the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:

                                                                                                    Earliest
                                                                                      Value at     Acquisition
                                                                        Cost       April 28, 2000     Date
                                                                        ----       --------------   --------
Purchased Bank Debt & Trade Claims:
-----------------------------------
Maxwell Bank Debt                                                     $        0     $  630,001     11/22/1993
Safety-Kleen Bonds                                                       495,133        501,420     04/06/2000

Corporate Bonds:
----------------
Burren Energy PLC 15.00% Convertible Loan Notes due 7/30/2001             55,870         55,870     03/31/2000
Piedmont Management Contingent Interest Notes 8.00% due 6/30/2006          9,043          9,043     12/21/1995

Partnerships:
-------------
Emerging Europe Fund for Sustainable Development, L.P.                   284,660        435,806     02/25/1997
NCH Investors Fund, L.P.                                                 585,201         62,475     12/18/1995
New Century Capital Partners II, L.P.                                    744,400        351,233     11/30/1995
Sigma / Ukraine, L.P.                                                    625,390        175,946     05/14/1996
Sigma / Ukraine Class C, L.P.                                            404,663        101,166     11/27/1996
The Emerging Europe Fund II, L.P.                                         68,852         64,421     12/08/1997
Ukrainian Growth Fund II, L.P.                                           559,888        153,000     03/31/1997

Common Stock:
-------------
Burren Energy PLC                                                        905,308        343,892     04/14/1998

Warrants:
---------
Burren Energy PLC Warrants 0.30 4/30/2003                                      0              0     03/31/2000

Companies in Liquidation:
-------------------------
Ehlco Liquidating Trust                                                        0            315     01/30/1989
TLC-LC Inc.                                                                    0        803,875     07/27/1995
                                                                      ----------     ----------
TOTAL RESTRICTED SECURITIES  (3.19% of Net Assets)                    $4,738,408     $3,688,463
                                                                      ==========     ==========

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 28, 2000
                                   (UNAUDITED)

NOTE C - RESTRICTED SECURITIES - CONTINUED

The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

NOTE D - INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH
         AFFILIATES

The Fund retains Baupost as its investment adviser and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and members of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1.00% of the Fund's average net assets and an administrative fee at an annual rate of 0.25% of the Fund's average net assets to serve as investment adviser and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS

                                           Six Months Ended
                                               April 28,                                Year Ended October 31
                                                                   ---------------------------------------------------------------

                                                  2000                1999         1998         1997         1996          1995
                                               ---------           ---------     ---------    ---------    ---------    ----------
                                              (Unaudited)
Selected Per Share Data
Net Asset Value, beginning of period             $12.91              $12.18        $17.09       $15.38       $13.47        $14.33
                                               ---------           ---------     ---------    ---------    ---------    ----------
Income/(loss) from investment operations
   Net investment income                           0.02                0.14          0.55         0.30         0.41          0.25
   Net realized and unrealized gain/(loss)         1.28                0.86         (2.83)        3.47         2.43          0.71
                                               ---------           ---------     ---------    ---------    ---------    ----------
Total from investment operations                   1.30                1.00         (2.28)        3.77         2.84          0.96
                                               ---------           ---------     ---------    ---------    ---------    ----------
Less distributions
   From net investment income                      0.33                0.27          0.58         0.40         0.28          0.25
   In excess of net investment income                 -                   -             -            -            -          0.08
   From net realized gain                             -                   -          2.05         1.66         0.65          1.49
                                               ---------           ---------     ---------    ---------    ---------    ----------
   Total distributions                             0.33                0.27          2.63         2.06         0.93          1.82
                                               ---------           ---------     ---------    ---------    ---------    ----------
Net Asset Value, end of period                   $13.88              $12.91        $12.18       $17.09       $15.38        $13.47
                                               =========           =========     =========    =========    =========    ==========

Total Return                                     10.28%               8.29%        (16.30%)      27.04%       22.51%         7.91%

Ratios and Supplemental Data
Net assets, end of period (in thousands)       $115,678            $123,899      $134,003     $152,958     $108,788       $89,439
Ratio of net expenses to average net assets       3.25%(a)(b)(c)      2.00%(b)      2.12%(b)     2.14%(b)     1.50%         1.54%
Ratio of total expenses excluding waiver of
   management fee to average net assets           3.25%(a)(b)(c)      2.00%(b)      2.19%(b)     2.14%(b)     1.50%         1.54%
Ratio of net investment income to average
   net assets                                     0.04%(a)(c)         1.08%         2.98%        1.45%        2.27%         1.60%
Ratio of net investment income excluding
   waiver of management fee to average net
   assets                                         0.04%(a)(c)         1.08%         2.91%        1.45%        2.27%         1.60%
Portfolio turnover rate                            301%(a)             149%          129%         140%         120%          106%


(a)  Annualized

(b)  The expense ratios include equity swap contract expense.

(c)  Excluding pass-through amounts from investment partnerships, the above expense in net investment ratios would have been 2.11%
     and 0.55%, respectively.